                                RELEASE AGREEMENT


     THIS RELEASE AGREEMENT (hereinafter referred to as this "Agreement"), is made and entered into this 31 day of January, 1995, by and among NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP, a Massachusetts limited partnership ("NYLIFE"), RELATED MORTGAGE CORPORATION, a Delaware corporation (hereinafter referred to as "Related"), H.O. ASSOCIATES, LTD., a Florida limited partnership (hereinafter referred to as "Borrower"), ROBERT M. SCHIFFMAN and EDWIN B. BRANCH (hereinafter referred to as "Schiffman" and "Branch", respectively; Borrower, Schiffman and Branch being hereinafter sometimes referred to collectively as the "Borrower Parties").


                             STATEMENT OF BACKGROUND


     On December 13, 1990, Related made a loan to Borrower in the amount of $13,154,200.00 (hereinafter referred to as the "First Mortgage Loan") for the purpose of financing, among other things, the construction of certain improvements on property located in the City of Tampa, Hillsborough County, Florida, consisting of a residential apartment project known as the "Highland Oaks Apartments" (hereinafter referred to as the "Project"). The First Mortgage Loan is evidenced by that certain Mortgage Note, dated December 13, 1990, made by Borrower to the order of Related in the principal face amount of $13,154,200.00 (hereinafter referred to as the "First Mortgage Note"). The First Mortgage Loan is secured by, among other things, that certain Mortgage, from Borrower in favor of Related, dated December 13, 1990 and recorded in O.R. Book 6153, page 212, in the Official Records of Hillsborough County, Florida (hereinafter referred to as the "First Mortgage"). The First Mortgage Loan is further evidenced by that certain Regulatory Agreement for Multifamily Housing Projects Co-Insured by HUD, by and between Borrower and Related, dated December 13, 1990 and recorded in O.R. Book 6153, page 220, aforesaid records (hereinafter referred to as the "Regulatory Agreement"; the Note, the First Mortgage, the Regulatory Agreement and any and all other documents and instruments evidencing, securing or otherwise relating to the First Mortgage Loan are hereinafter referred to collectively as the "First Mortgage Loan Documents"). In connection with the First Mortgage Loan, certain Government National Mortgage Association mortgage-backed securities (hereinafter referred to as the "GNMA, were issued to and purchased by NYLIFE, and NYLIFE is presently the owner and holder of the GNMA Securities.

     NYLIFE is also the owner and holder of a supplemental participating loan, in the maximum principal amount of $1,595,800.00, plus an interest in, among other things, net flow and net sales proceeds, if any, which was made in connection with the construction of the Project (hereinafter referred to as the "Supplemental Loan"). The Supplemental Loan is evidenced by that certain Promissory Note, dated December 13, 1990, made by Schiffman and Branch to the order of NYLIFE in the principal face amount of $1,595,800.00 (the "Supplemental Note"), and Additional Interest Agreement and a Supplemental Interest Agreement. The Supplemental Loan is secured by, among other things, two letters of credit, each in the stated amount of $250,000.00, issued by Royal Bank of Canada and Columbus Bank & Trust Company, respectively, in favor of NYLIFE (hereinafter referred to collectively as the "Letters of Credit"; the Supplemental Note, the Additional Interest Agreement, the Supplemental Interest Agreement, the Letters of Credit and any and all other documents evidencing, securing or otherwise relating to the Supplemental Loan, as amended to date, are hereinafter referred to collectively as the "Supplemental Loan Documents)".

     Certain disputes arose between the Borrower Parties, Related and NYLIFE and, as a result of such disputes, certain litigation was commenced in the Muskogee County, Georgia Superior Court as Civil Action File No. SU 93 CV 4829 (hereinafter referred to as the "Lawsuit"). In connection with such disputes and litigation, the Borrower Parties, Related and NYLIFE entered into that certain letter agreement, dated June 22, 1994 (hereinafter, as amended to date, referred to as the "Letter Agreement"), pursuant to which the Lawsuit was dismissed without prejudice and the parties agreed to execute certain releases upon a sale of the Project.

     Contemporaneously with the execution hereof, the sale of the Project is being consummated, and in connection therewith, the Supplemental Loan is being paid and satisfied in full and the First Mortgage Loan is being assumed by the Purchaser. This Release Agreement is being entered into by the parties pursuant to the Letter Agreement and in connection with such sale of the Project.


                             STATEMENT OF AGREEMENT


     FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00) in hand paid, the mutual covenants herein contained, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

     1. STATEMENT OF BACKGROUND. The matters set forth in the Statement of Background are true and correct and are incorporated herein by this reference.

     2. RELEASE BY NYLIFE. NYLIFE, on behalf of itself and its successors and assigns, does hereby remise, release, acquit, satisfy and forever discharge the Borrower Parties, and each of them, and all of the respective past, present and future general and limited partners, employees, agents, attorneys, representatives, heirs, successors and assigns of the Borrower Parties, and each of them, from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, either now accrued or hereafter maturing, which NYLIFE now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the being of the world to and including the date of this Agreement, including specifically, but without limitation, matters arising out of or relating to (a) the First Mortgage Loan, (b) the First Mortgage Loan Documents or the indebtedness evidenced and secured thereby, (c) the Project or the development, financing and operation thereof, (d) the Litigation and the subject matter thereof, and any claims and counterclaims asserted or which could have been asserted therein, or arising from or in connection with the filing thereof, (e) the Supplemental Loan, (f) the Supplemental Loan Documents or the indebtedness evidenced and secured thereby, and (g) any other agreement or transaction between the Borrower Parties, or any of them, and NYLIFE; and NYLIFE, for itself and its successors and assigns, hereby covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against the Borrower Parties or any of them, or any of their past, present or future general or limited partners, employees, agents, attorneys, representatives, heirs, successors or assigns, by reason of or in connection with any of the foregoing matters, claims or causes of action; provided, however, that the foregoing excludes any rights to an accounting and payment in favor of NYLIFE as set forth in Paragraph 6 of the Letter Agreement, to the extent the same has not been finally settled as of this date.

     3. RELEASE BY RELATED. Related, on behalf of itself and its successors and assigns, does hereby remise, release, acquit, satisfy and forever discharge the Borrower Parties, and each of them, and all of the respective past, present and future general and limited partners, employees, agents, attorneys, representatives, heirs, successors and assigns of the Borrower Parties, and each of them, from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, either now accrued or hereafter maturing, which Related now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the being of the world to and including the date of this Agreement, including specifically, but without limitation, matters arising out of or relating to (a) the First Mortgage Loan, (b) the First Mortgage Loan Documents or the indebtedness evidenced and secured thereby, (c) the Project or the development, financing and operation thereof, (d) the Litigation, and the subject matter thereof, and any claims and counterclaims asserted or which could have been asserted therein, or arising from or in connection with the filing thereof, and (e) any other agreement or transaction between the Borrower Parties, or any of them, and Related; and Related, for itself and its successors and assigns, hereby covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against the Borrower Parties or any of them, or any of their past, present or future general or limited partners, employees, agents, attorneys, representatives, heirs, successors or assigns, by reason of or in connection with any of the foregoing matters, claims or causes of action.

     4. RELEASE BY BORROWER PARTIES. The Borrower Parties, and each of them, severally, on behalf of themselves and all of their respective heirs, successors and assigns, do hereby remise, release, acquit, satisfy and forever discharge the Related and NYLIFE, and each of them, and all of the respective past, present and future general and limited partners, employees, agents, attorneys, representatives, heirs, successors and assigns of Related and NYLIFE, and each of them, from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, either now accrued or hereafter maturing, which the Borrower Parties, or any of them, now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the being of the world to and including the date of this Agreement, including specifically, but without limitation, matters arising out of or relating to (a) the First Mortgage Loan,
(b) the First Mortgage Loan Documents or the indebtedness evidenced and secured thereby, (c) the Project or the development, financing and operation thereof,
(d) the Litigation, and the subject matter thereof, and any claims and counterclaims asserted or which could have been asserted therein, or arising from or in connection with the filing thereof, (e) the Supplemental Loan, (f) the Supplemental Loan Documents or the indebtedness evidenced and secured thereby, and (g) any other agreement or transaction between the Borrower Parties, or any of them, and Related or NYLIFE; and the Borrower Parties, and each of them, severally, on behalf of themselves and all of their respective heirs, successors and assigns, do hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against NYLIFE or Related, or either of them, or any of their past, present or future general or limited partners, employees, agents, attorneys, representatives, heirs, successors or assigns, by reason of or in connection with any of the foregoing matters, claims or causes of action.

     5. SUCCESSORS OR ASSIGNS. All of the covenants and agreements contained in this Agreement shall bind and inure to the benefit of the parties hereto, and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns. Each of the parties hereto hereby represents and warrants to each of the other parties hereto that it has not assigned to any other party any of the rights, claims or other matters released pursuant to this Agreement, or any interest therein.

     6. NO ADMISSIONS. The parties hereto expressly acknowledge and agree that the releases and covenants not to sue contained in this Agreement shall not be construed as an admission of wrongdoing, liability or culpability on the part of any of the parties hereto, or as an admission of the existence of any claims of any party hereto against any other party hereto.

     7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

     8. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal, as of the day and year first above written.


                                        BORROWER:

                                        H.O. ASSOCIATES, LTD., a Florida limited partnership, by all of its general partners


Signed, sealed & delivered in the
presence of:

/s/ Patricia Anderson                   By: /s/ Robert M. Schiffman       (SEAL)
-----------------------------------         -------------------------------
Witness                                     Robert M. Schiffman
Name:  Patricia Anderson                    General Partner
       ----------------------------
       (Type or Print)


/s/ Douglas Flair
-----------------------------------
Witness
Name: Douglas Flair
       ----------------------------
       (Type or Print)

Signed, sealed & delivered in the
presence of:

/s/ Patricia Anderson                   By: /s/ Edwin B. Branch           (SEAL)
-----------------------------------         -------------------------------
Witness                                     Edwin B. Branch
Name:  Patricia Anderson                    General Partner
       ----------------------------
       (Type or Print)


/s/ Douglas Flair
-----------------------------------
Witness
Name: Douglas Flair
       ----------------------------
       (Type or Print)


                                        SCHIFFMAN:

Signed, sealed & delivered in the
presence of:

/s/ Patricia Anderson                   By: /s/ Robert M. Schiffman       (SEAL)
-----------------------------------         -------------------------------
Witness                                     Robert M. Schiffman
Name:  Patricia Anderson
       ----------------------------
       (Type or Print)


/s/ Douglas Flair
-----------------------------------
Witness
Name: Douglas Flair
       ----------------------------
       (Type or Print)


                                        BRANCH:

Signed, sealed & delivered in the
presence of:

/s/ Patricia Anderson                   By: /s/ Edwin B. Branch           (SEAL)
-----------------------------------         -------------------------------
Witness                                     Edwin B. Branch
Name:  Patricia Anderson
       ----------------------------
       (Type or Print)


/s/ Douglas Flair
-----------------------------------
Witness
Name: Douglas Flair
       ----------------------------
       (Type or Print)

                                        NYLIFE:

                                        NYLIFE GOVERNMENT MORTGAGE
                                        PLUS LIMITED PARTNERSHIP, a
                                        Massachusetts limited partnership,
Signed, sealed & delivered              by its general partner
in the presence of:
                                        By: NYLIFE REALTY, INC.,
                                            general partner
------------------------------------
Witness
Name:
     ------------------------------
     (Type or Print)                    By:
                                           --------------------------------
                                           Title: Vice President
-----------------------------------               (CORPORATE SEAL)
Witness
Name:
     ------------------------------
     (Type or Print)


                                        RELATED:

                                        RELATED MORTGAGE CORPORATION,
Signed, sealed & delivered              a Delaware corporation
in the presence of:

------------------------------------
Witness
Name:
     ------------------------------
     (Type or Print)                    By:
                                           --------------------------------
/s/ Douglas Flair                          Title: Vice President
-----------------------------------               (CORPORATE SEAL)
Witness
Name: Douglas Flair
     ------------------------------
     (Type or Print)

                                 ACKNOWLEDGMENT

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

     I do hereby certify that on this 31 day of January, 1995, before me, the undersigned notary public in and for the county and state aforesaid, and duly commissioned, personally appeared Robert M. Schiffman and Edwin B. Branch, with whom I am personally acquainted, and acknowledged under oath to and before me that they are all of the general partners of H.O. Associates, Ltd., a Florida limited partnership, the Borrower named in and which executed the foregoing instrument, and that on behalf of and in the name of said partnership, as general partners thereof, and being duly authorized thereby, they signed, sealed and delivered the foregoing instrument for the uses and purposes therein set forth, as their free and voluntary act and as the free and voluntary act of said partnership.

     In Witness Whereof, I have hereunto set my hand and affixed my official seal in the county and state aforesaid.

/s/ Sherry Logsdon
-----------------------------------
                      Notary Public

Name:  Sherry Logsdon
     ------------------------------
                                        (Type or Print)

                                        (NOTARIAL SEAL)

                              My Commission Expires:

                                 ACKNOWLEDGMENT

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

     I do hereby certify that on this 31 day of January, 1995, before me, the undersigned notary public in and for the county and state aforesaid, and duly commissioned, personally appeared Bruce H. Brown and Robert Joselow, with whom I am personally acquainted, and acknowledged under oath to and before me that they are the Vice President and Asst. Treas., respectively, of Related Mortgage Corporation, a Delaware corporation, one of the parties named in and which executed the foregoing instrument, and that on behalf of and in the name of said corporation, as such officers thereof, and being duly authorized by the order of its board of directors, they signed, sealed and delivered the foregoing instrument for the uses and purposes therein set forth, as their free and voluntary act and as the free and voluntary act of said corporation.

     In Witness Whereof, I have hereunto set my hand and affixed my official seal in the county and state aforesaid.

/s/ Sherry Logsdon
-----------------------------------
                      Notary Public

Name:  Sherry Logsdon
     ------------------------------
                                        (Type or Print)

                                        (NOTARIAL SEAL)

                              My Commission Expires:

STATE OF NEW YORK   }
                    }
COUNTY OF NEW YORK  }


     I hereby certify that on this 30 day of January, 1995, before me, the subscriber, a notary public in and for the jurisdiction aforesaid, personally appeared Kevin M. Micucci, of NYLIFE Realty Inc., being personally known to me (or who produced _____________________ as identification) the person who executed the foregoing instrument in his or her capacity described above and did acknowledge the foregoing instrument to be his or her act and deed in the capacity aforesaid.

     Witness my hand and official seal this 30 day of January 1995.

                                        /s/ Barbara A. Curci
                                        --------------------
                                               Notary Public

                                               [SEAL]

My Commission Expires:
      12/15/96
----------------------

                                 ACKNOWLEDGMENT

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH


     I do hereby certify that on this 31 day of January, 1995, before me, the undersigned notary public in and for the county and state aforesaid, and duly commissioned, personally appeared Robert M. Schiffman, with whom I am personally acquainted, one of the parties named in and which executed the foregoing instrument, and acknowledged under oath to and before me that he signed, sealed and delivered the foregoing instrument for the uses and purposes therein set forth, as his free and voluntary act.

     In Witness Whereof, I have hereunto set my hand and affixed my official seal in the county and state aforesaid.


/s/ Sherry Logsdon
-----------------------------------
                      Notary Public

Name:  Sherry Logsdon
     ------------------------------
                                        (Type or Print)

                                        (NOTARIAL SEAL)

                              My Commission Expires:

                                 ACKNOWLEDGMENT

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH


     I do hereby certify that on this 31 day of January, 1995, before me, the undersigned notary public in and for the county and state aforesaid, and duly commissioned, personally appeared Edwin B. Branch, with whom I am personally acquainted, one of the parties named in and which executed the foregoing instrument, and acknowledged under oath to and before me that he signed, sealed and delivered the foregoing instrument for the uses and purposes therein set forth, as his free and voluntary act.

     In Witness Whereof, I have hereunto set my hand and affixed my official seal in the county and state aforesaid.


/s/ Sherry Logsdon
-----------------------------------
                      Notary Public

Name:  Sherry Logsdon
     ------------------------------
                                        (Type or Print)

                                        (NOTARIAL SEAL)

                              My Commission Expires:


                                      -12-